UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2023

CRAWFORD UNITED CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	000-000147	34-0288470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10514 Dupont Avenue, Suite 200, Cleveland, Ohio		44108
____________________________________________________________		______________________________
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 243-2614

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 1, 2023, Crawford United Corporation (the “Company”) will appoint Jeff Salay as the Company’s Vice President and Chief Financial Officer. Mr. Salay, age 38, joins the Company from Diebold Nixdorf, Incorporated (NYSE: DBD), where he has served as Chief Accounting Officer since July 2022 and served as Corporate Controller from November 2020 to July 2022. Prior to that, he was Senior Assurance Manager with Ernst & Young LLP from December 2014 to November 2020. Mr. Salay began his career with KPMG LLP. He is a licensed Certified Public Accountant in Ohio and is a graduate of Ohio Northern University, summa cum laude.

In connection with Mr. Salay’s appointment as Vice President and Chief Financial Officer, his base salary will be $265,000 on an annualized basis and he will be eligible to participate in the Company’s profit-sharing plan for executives and other standard employee benefit arrangements.

There are no arrangements or undertakings between Mr. Salay and other persons pursuant to which he was selected to serve as the Company’s Vice President and Chief Financial Officer, nor are there any family relationships between Mr. Salay and any of the Company’s directors or executive officers. Mr. Salay has no material interest in any transactions, relationships or arrangements with the Company that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Mr. Salay will succeed John P. Daly, who, on March 29, 2023, informed the Company of his resignation as the Company’s Vice President and Chief Financial Officer, effective April 30, 2023. In connection with Mr. Daly’s resignation, the Company has entered into a Separation Agreement and Release dated March 31, 2023 (the “Separation Agreement”) with Mr. Daly. Under the Separation Agreement, if Mr. Daly signs the related release and does not revoke it within the statutory seven-day revocation period, he will be entitled to continue to receive his base salary and health care benefits through May 31, 2023. The foregoing summary is qualified in its entirety by the full text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01.         Regulation FD Disclosure.

On April 4, 2023, the Company issued a press release regarding the appointment of its new Chief Financial Officer. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.         Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description

10.1	Separation Agreement and Release by and between Crawford United Corporation and John P. Daly.

99.1	Press Release, dated April 4, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crawford United Corporation (Registrant)

Date: April 4, 2023
	By:	/s/ Brian E. Powers
	Name:	Brian E. Powers
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
10.1	Separation Agreement and Release by and between Crawford United Corporation and John P. Daly.
99.1	Press Release, dated April 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).